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                SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)
                           May 26, 1995




                       ENSERCH Corporation
      (Exact name of Registrant as specified in its charter)




     Texas                  1-3183                 75-0399066
(State or other          (Commission           (I.R.S. Employer
 jurisdiction of         File Number)         Identification No.)
 incorporation)




ENSERCH Center, 300 S. St. Paul, Dallas, Texas            75201
 (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including Area Code:  214-651-8700

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ITEM 5.   Other Events

     The Corporation has previously announced that its subsidiary, Enserch Exploration, Inc. (99.2% owned), has entered into a definitive agreement for the purchase of DALEN Corporation. The purchase price is $340 million plus the assumption or refinancing of $115 million of bank debt. The acquisition is expected to close on June 8, 1995. Historical and pro forma financial information in respect of DALEN are included as exhibits to this Form 8-K.

ITEM 7.   Financial Statements and Exhibits

(c) Exhibits

     Exhibit 10 Stock Purchase Agreement dated as of April 12, 1995, By and Between PG&E Enterprises, as
                    Seller, and Enserch Exploration, Inc., as
                    Buyer.

     Exhibit 15     Consent of Arthur Andersen L.L.P.

     Exhibit 99.1   DALEN Corporation Consolidated Financial
                    Statements as of December 31, 1994 and 1993,
                    Together with Auditor's Report.

     Exhibit 99.2   DALEN Corporation Condensed Consolidated
                    Financial Statements (Unaudited) for the
                    Periods Ended March 31, 1995 and 1994.

     Exhibit 99.3   ENSERCH Corporation and Subsidiary Companies
                    Condensed Pro Forma Consolidated Financial
                    Statements (Unaudited) for the Periods Ended
                    December 31, 1994 and March 31, 1995.




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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ENSERCH Corporation



Date: May 26, 1995         By:      /s/ J. W. Pinkerton
                                          J. W. Pinkerton,
                                   Vice President and Controller,
                                     Chief Accounting Officer